NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2010	2009

ASSETS

Current Assets:
Cash and Cash Equivalents	$23,395	$26,952
Receivables, Net	523,644	512,770
Unbilled Revenues	208,834	229,326
Taxes Receivable	89,638	27,600
Fuel, Materials and Supplies	244,043	277,085
Marketable Securities	78,306	66,236
Derivative Assets	17,287	31,785
Prepayments and Other Current Assets	132,595	96,100
Total Current Assets	1,317,742	1,267,854

Property, Plant and Equipment, Net	9,567,726	8,839,965

Deferred Debits and Other Assets:
Regulatory Assets	2,995,279	3,244,931
Goodwill	287,591	287,591
Marketable Securities	51,201	54,905
Derivative Assets	123,242	189,751
Other Long-Term Assets	179,261	172,682
Total Deferred Debits and Other Assets	3,636,574	3,949,860

Total Assets	$14,522,042	$14,057,679

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,
(Thousands of Dollars)	2010	2009

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes Payable to Banks	$267,000	$100,313
Long-Term Debt - Current Portion	66,286	66,286
Accounts Payable	417,285	457,582
Obligations to Third Party Suppliers	74,659	44,978
Accrued Taxes	107,067	50,246
Accrued Interest	74,740	83,763
Derivative Liabilities	71,501	37,617
Other Current Liabilities	159,537	138,627
Total Current Liabilities	1,238,075	979,412

Rate Reduction Bonds	181,572	442,436

Deferred Credits and Other Liabilities:
Accumulated Deferred Income Taxes	1,693,860	1,380,143
Regulatory Liabilities	439,058	485,706
Derivative Liabilities	909,668	955,646
Accrued Pension	802,195	781,431
Other Long-Term Liabilities	695,915	845,868
Total Deferred Credits and Other Liabilities	4,540,696	4,448,794

Capitalization:
Long-Term Debt	4,632,866	4,492,935

Noncontrolling Interest in Consolidated Subsidiary:
Preferred Stock Not Subject to Mandatory Redemption	116,200	116,200

Equity:
Common Shareholders' Equity:
Common Shares	978,909	977,276
Capital Surplus, Paid In	1,777,592	1,762,097
Deferred Contribution Plan	-	(2,944)
Retained Earnings	1,452,777	1,246,543
Accumulated Other Comprehensive Loss	(43,370)	(43,467)
Treasury Stock	(354,732)	(361,603)
Common Shareholders' Equity	3,811,176	3,577,902
Noncontrolling Interest	1,457	-
Total Equity	3,812,633	3,577,902
Total Capitalization	8,561,699	8,187,037

Total Liabilities and Capitalization	$14,522,042	$14,057,679

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended December 31,
(Thousands of Dollars, Except Share Information)	2010	2009

Operating Revenues	$1,203,985	$1,315,343

Operating Expenses:
Fuel, Purchased and Net Interchange Power	445,931	595,468
Other Operating Expenses	270,008	268,628
Maintenance	47,878	67,361
Depreciation	72,052	77,793
Amortization of Regulatory Assets/(Liabilities), Net	44,685	(5,879)
Amortization of Rate Reduction Bonds	57,870	54,070
Taxes Other Than Income Taxes	70,311	65,548
Total Operating Expenses	1,008,735	1,122,989
Operating Income	195,250	192,354

Interest Expense:
Interest on Long-Term Debt	57,496	56,521
Interest on Rate Reduction Bonds	3,589	7,635
Other Interest	(24,151)	3,911
Interest Expense	36,934	68,067
Other Income, Net	22,190	11,720
Income Before Income Tax Expense	180,506	136,007
Income Tax Expense	49,282	49,900
Net Income	131,224	86,107
Net Income Attributable to Noncontrolling Interests	1,955	1,390
Net Income Attributable to Controlling Interests	$129,269	$84,717

Basic Earnings Per Common Share	$0.73	$0.48

Diluted Earnings Per Common Share	$0.73	$0.48

Dividends Declared Per Common Share	$0.26	$0.24

Weighted Average Common Shares Outstanding:
Basic	176,870,678	175,979,567
Diluted	177,255,261	176,270,244

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Years Ended December 31,
(Thousands of Dollars, Except Share Information)	2010	2009	2008

Operating Revenues	$4,898,167	$5,439,430	$5,800,095

Operating Expenses:
Fuel, Purchased and Net Interchange Power	1,985,634	2,629,619	2,996,180
Other Operating Expenses	958,417	1,001,190	1,021,704
Maintenance	210,283	234,173	254,038
Depreciation	300,737	309,618	278,588
Amortization of Regulatory Assets, Net	95,593	13,315	186,396
Amortization of Rate Reduction Bonds	232,871	217,941	204,859
Taxes Other Than Income Taxes	314,741	282,199	267,565
Total Operating Expenses	4,098,276	4,688,055	5,209,330
Operating Income	799,891	751,375	590,765

Interest Expense:
Interest on Long-Term Debt	231,089	224,712	193,883
Interest on Rate Reduction Bonds	20,573	36,524	50,231
Other Interest	(14,371)	12,401	25,031
Interest Expense	237,291	273,637	269,145
Other Income, Net	41,916	37,801	50,428
Income Before Income Tax Expense	604,516	515,539	372,048
Income Tax Expense	210,409	179,947	105,661
Net Income	394,107	335,592	266,387
Net Income Attributable to Noncontrolling Interests	6,158	5,559	5,559
Net Income Attributable to Controlling Interests	$387,949	$330,033	$260,828

Basic Earnings Per Common Share	$2.20	$1.91	$1.68

Diluted Earnings Per Common Share	$2.19	$1.91	$1.67

Weighted Average Common Shares Outstanding:
Basic	176,636,086	172,567,928	155,531,846
Diluted	176,885,387	172,717,246	155,999,240

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Years Ended December 31,
(Thousands of Dollars)	2010	2009	2008

Operating Activities:
Net Income	$394,107	$335,592	$266,387
Adjustments to Reconcile Net Income to Net Cash Flows
Provided by Operating Activities:
Bad Debt Expense	31,352	53,947	28,573
Depreciation	300,737	309,618	278,588
Deferred Income Taxes	210,939	125,890	86,810
Pension and PBOP Expense, Net of PBOP Contributions	58,228	21,572	(3,839)
Pension Contribution	(45,000)	-	-
Regulatory Overrecoveries/(Underrecoveries), Net	20,750	37,868	(185,252)
Amortization of Regulatory Assets, Net	95,593	13,315	186,396
Amortization of Rate Reduction Bonds	232,871	217,941	204,859
Derivative Assets and Liabilities	(11,812)	(18,798)	(37,052)
Other	(72,151)	(26,003)	(51,787)
Changes in Current Assets and Liabilities:
Receivables and Unbilled Revenues, Net	(51,285)	91,081	(141,879)
Investments in Securitizable Assets	-	-	(25,787)
Fuel, Materials and Supplies	38,126	25,957	(74,531)
Taxes Receivable/Accrued	(82,103)	16,194	63,251
Accounts Payable	(44,355)	(208,180)	72,791
Other Current Assets and Liabilities	17,466	(6,876)	(12,551)
Net Cash Flows Provided by Operating Activities	1,093,463	989,118	654,977

Investing Activities:
Investments in Property, Plant and Equipment	(954,472)	(908,146)	(1,255,407)
Proceeds from Sales of Marketable Securities	174,865	208,947	259,361
Purchases of Marketable Securities	(177,204)	(211,243)	(262,357)
Other Investing Activities	(1,157)	7,963	5,046
Net Cash Flows Used in Investing Activities	(957,968)	(902,479)	(1,253,357)

Financing Activities:
Issuance of Common Shares	-	383,295	-
Cash Dividends on Common Shares	(180,542)	(162,381)	(129,077)
Cash Dividends on Preferred Stock	(5,559)	(5,559)	(5,559)
Increase/(Decrease) in Short-Term Debt	166,687	(518,584)	539,897
Issuance of Long-Term Debt	145,000	462,000	760,000
Retirements of Long-Term Debt	(4,286)	(54,286)	(261,286)
Retirements of Rate Reduction Bonds	(260,864)	(244,075)	(230,925)
Other Financing Activities	512	(9,913)	42
Net Cash Flows (Used In)/Provided by Financing Activities	(139,052)	(149,503)	673,092
Net (Decrease)/Increase in Cash and Cash Equivalents	(3,557)	(62,864)	74,712
Cash and Cash Equivalents - Beginning of Year	26,952	89,816	15,104
Cash and Cash Equivalents - End of Year	$23,395	$26,952	$89,816

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.